OASIS 2021-2 LLC ABS-15G

Exhibit 99.1

grant thornton llp

171 N. Clark Street, Suite 200
Chicago, IL 60601

D       +1 312 856 0200

F       +1 312 602 8099

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Oasis Intermediate Holdco LLC, Oasis 2021-2 LLC and Amherst Pierpont Securities LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Oasis Intermediate Holdco LLC’s (the “Company”) plaintiff and medical lien receivables as of August 31, 2021 (the “Subject Matter”) related to Oasis 2021-2 LLC’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Amherst Pierpont Securities LLC (“Amherst”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the plaintiff and medical lien receivables and our findings are as follows. At your instructions, for the purposes of our procedures, (i) differences of less or equal to $50, as applicable, were deemed to be in agreement, (ii) Different forms of the same first name (for example Deb vs. Debbie vs. Deborah) were deemed to be in agreement and (ii) for the following date related Characteristics, differences of less than or equal to:

-	5 business days for the Funding Date Characteristic
-	30 days for the Payment Date Characteristics
-	90 days for the Invoice Date Characteristic

were deemed to be in agreement. Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Contract, Lien, Attorney Letter, Letter of Protection, Funding Application, Payable Check Voucher or Invoice (“Payment Support”), Checks, Bank Statements, Patient ID Matrix and screenshots from the Company’s internal accounting systems (“System Application”).

Due diligence agreed-upon procedures

A.	Data Tape Agreed Upon Procedures

On October 1, 2021, Amherst, on behalf of the Company, provided us with computer readable data files (the “Initial Data Files”) containing certain characteristics of the plaintiff and medical lien receivables (the "Plaintiff and Medical Lien Receivables") included in the Securitization Transaction. The Company provided us with periodic updates received up to and including October 12, 2021 (together with the Initial Data Files, the “Databases”). We performed the procedures indicated below on the Plaintiff and Medical Lien Receivables.

As instructed by the Company, Grant Thornton (“Grant Thornton”, or “we”) selected, on a random basis, 33 receivables from the Oasis Non-Prefunding Initial Data File, 30 receivables from the Oasis Prefunding Initial Data File (Collectively, “Plaintiff”), 25 receivables form the Medport Non-Prefunding Initial Data File, 6 receivables from the Key Health Non-Prefunding Initial Data File and 6 receivables form the Key Health Prefunding Initial Data File (Collectively, “Medical”), for a total of 100 receivables, comprised of sixty-three Plaintiff receivables and thirty-seven Medical lien receivables (collectively, the “Sample Assets”). For each of the Sample Assets listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the "Source Documents").

Exhibit 1

Characteristics:

	Characteristic	Source Document	Type
1	Case Number	Contract, Screen Images from the Company’s accounting systems (“System Application”), Payment Support	Plaintiff
2	Funding Date	Contract, System Application	Plaintiff
3	Customer Name	Contract, System Application, Credit Application	Plaintiff
4	Funding Amount	Contract, System Application, Payment Support	Plaintiff
5	Principal Balance Outstanding	Contract, System Application	Plaintiff
6	Last Payment Date	Contract, System Application	Plaintiff
7	Receivable Type	Contract, System Application	Plaintiff
8	Main Modality	Contract, System Application, Payment Support	Medical
9	Vendor	Contract, System Application, Payment Support	Medical
10	Patient ID	Contract, System Application, Payment Support, Patient ID Matrix	Medical
11	UPV (Site Cost)	Contract, System Application, Payment Support	Medical
12	Invoice Date	Contract, System Application, Payment Support	Medical
13	Payment Date	Contract, System Application	Medical
14	Principal Balance Outstanding	Contract, System Application	Medical

For Characteristic 1, for comparison purposes, we were instructed to remove the “- #” or “- ##”, where # represents any digit, from the end of the Case Number in the Initial Data Files.

For Characteristic 2, for those Sample Assets where there is greater than a 5 day difference in the comparison between the Database and the Contract Date, we were instructed to perform an additional comparison to the signature date on the contract. For those Sample Assets that still have a greater than 5 day difference, we were instructed to compare the funding date on the Payoff Breakdown Screenshot extract from the System Application to the Database.

For Characteristic 8, we were instructed this comparison is only applicable for those Sample Assets from Key Health.

For Characteristic 9, we were instructed that the name of the Vendor can be supported by either the Payee or Vendor name on the Payable Check Voucher.

For Characteristic 10, the Company informed us that due to internal system migration, the Patient ID in the Database could differ from the new Patient ID in the supporting documents. For those Sample Assets where the Patient ID in the Database does not match the Patient ID in the Source Documents, we were instructed to use the Patient ID Matrix provided by the Company to identify the new Patient ID.

For Characteristic 14, we were instructed that in those cases where the Principal Balance is not located within the supporting documents, we have been instructed to mathematically calculate the amount based on the contracted purchase rate and the UPV (UPV/Purchase Rate).

We noted 5 discrepancies, as listed in Appendix B, between the Database and the Source Documents.

B.	Documentation Agreed Upon Procedures

For each of the Plaintiff Sample Assets, Grant Thornton observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	Inspected the existence of a Funding Application;
-	Inspected the existence of a Signed Contract;
-	Both the customer and Attorney signed the contract, or if the Attorney has not signed the contract, the presence of an Attorney Letter
-	Compared and agreed the Name on the Funding Application to the Signed Contract

For each of the Medical Lien Sample Assets, Grant Thornton observed the existence of the following documentation, or compared and agreed information contained within the following documentation (as described below):

-	Inspected the signed Contract for signatures from the Company and vendor
-	Compared and agreed the Patient ID to the related invoice / Check Payable Voucher
-	Compared and agreed the name of the medical facility (vendor) to the signed Contract
-	Inspected the presence of a signed lien
-	For those Medical Sample Assets without a lien, inspected that a Letter of Protection (“LOP”) was obtained

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•	Forming any conclusions
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer and Amherst. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Chicago, Illinois

October 20, 2021

APPENDIX A

APPENDIX B

Identifier	Characteristic	Value per Database	Value per Source Documents
[Redacted]	Principal Balance Outstanding	6,623.78	6,501.48
[Redacted]	Principal Balance Outstanding	15,000	13,125
[Redacted]	Principal Balance Outstanding	2,170	2,015
[Redacted]	Presence of a signed Lien or LOP	Yes	No
[Redacted]	Presence of a signed Lien or LOP	Yes	No